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37                                                        Form 10-Q - Part II

                                  Exhibit (99)2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Frank A. D'Amelio, Executive Vice President and Chief Financial Officer of Lucent Technologies Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(3) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 11, 2003


/s/ Frank A. D'Amelio
---------------------------
Frank A. D'Amelio
Executive Vice President
and Chief Financial Officer